UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                   COMPANIES

                  Investment Company Act file number 811-22795
                                                    -----------

              First Trust Intermediate Duration Preferred & Income
        ----------------------------------------------------------------
            Fund (Exact name of registrant as specified in charter)

                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187

              (Address of principal executive offices) (Zip code)
        ----------------------------------------------------------------
                             W. Scott Jardine, Esq.

                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
        ----------------------------------------------------------------
                    (Name and address of agent for service)

        registrant's telephone number, including area code: 630-765-8000
                                                           --------------

                      Date of fiscal year end: October 31
                                              ------------

                   Date of reporting period: October 31, 2017
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


                                                                     FIRST TRUST
                                                           INTERMEDIATE DURATION
                                                   PREFERRED & INCOME FUND (FPF)

--------------------------------------------------------------------------------

                                                                   ANNUAL REPORT

                                                              FOR THE YEAR ENDED
                                                                OCTOBER 31, 2017

STONEBRIDGE
ADVISORS LLC

                                                                     FIRST TRUST

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

        FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
                                 ANNUAL REPORT
                          OCTOBER 31, 2017 (UNAUDITED)

Shareholder Letter...........................................................  1
At a Glance..................................................................  2
Portfolio Commentary.........................................................  4
Portfolio of Investments.....................................................  6
Statement of Assets and Liabilities.......................................... 13
Statement of Operations...................................................... 14
Statements of Changes in Net Assets.......................................... 15
Statement of Cash Flows...................................................... 16
Financial Highlights......................................................... 17
Notes to Financial Statements................................................ 18
Report of Independent Registered Public Accounting Firm...................... 24
Additional Information....................................................... 25
Board of Trustees and Officers............................................... 30
Privacy Policy............................................................... 32

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or Stonebridge Advisors LLC ("Stonebridge" or the "Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Intermediate Duration Preferred & Income Fund (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund's shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on the Fund's webpage at http://www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of the Sub-Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

        FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                OCTOBER 31, 2017


Dear Shareholders:

Thank you for your investment in First Trust Intermediate Duration Preferred & Income Fund.

First Trust is pleased to provide you with the annual report which contains detailed information about your investment for the 12 months ended October 31, 2017, including a market overview and a performance analysis for the period. We encourage you to read this report carefully and discuss it with your financial advisor.

The U.S. bull market continued through the November 2016 election and the first nine months of the Trump presidency. During that period, November 8, 2016 (Election Day 2016) through October 31, 2017, the S&P 500(R) Index (the "Index") posted a total return of 22.73%, according to Bloomberg. Ten of the eleven Index sectors were up on a total return basis as well. Since the beginning of 2017 through October 31, 2017, the Index has closed its trading sessions at all-time highs on 50 occasions. Finally, as of October 31, 2017, the Index has spent the entire year in positive territory. This has only happened in 10 different years over the past seven decades.

The current bull market, as measured from March 9, 2009 through October 31, 2017 is the second longest in history. While we are optimistic about the U.S. economy, we are aware that no one can know how markets will perform in different economic environments. We are also upbeat about the potential for world economic growth turning higher. While no one can predict the future, the International Monetary Fund sees world real gross domestic product rising by an estimated 0.5 percentage points from the 3.2% posted in 2016 to the 3.7% it is projecting for 2018.

We believe that one should invest for the long term and be prepared for market volatility by keeping current on your portfolio and investing goals by speaking regularly with your investment professional. It is also important to keep in mind that past performance can never guarantee future results.

Thank you for giving First Trust the opportunity to be a part of your investment plan. We value our relationship with you and will continue to focus on bringing the types of investments that we believe can help you reach your financial goals.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
"AT A GLANCE"
OCTOBER 31, 2017 (UNAUDITED)

------------------------------------------------------------------------------
FUND STATISTICS
------------------------------------------------------------------------------
Symbol on New York Stock Exchange                                          FPF
Common Share Price                                                      $24.80
Common Share Net Asset Value ("NAV")                                    $25.26
Premium (Discount) to NAV                                                (1.82)%
Net Assets Applicable to Common Shares                          $1,535,233,844
Current Monthly Distribution per Common Share (1)                      $0.1525
Current Annualized Distribution per Common Share                       $1.8300
Current Distribution Rate on Closing Common Share Price (2)               7.38%
Current Distribution Rate on NAV (2)                                      7.24%
------------------------------------------------------------------------------


------------------------------------------------------------
      COMMON SHARE PRICE & NAV (WEEKLY CLOSING PRICE)
------------------------------------------------------------
            NAV                  Common Share Price
10/16      24.02                       22.66
           23.73                       22.20
           23.42                       21.23
           23.21                       21.30
11/16      23.24                       21.54
           23.01                       21.65
           23.11                       21.71
           23.18                       21.80
           23.32                       22.34
12/16      23.15                       22.69
           23.39                       22.84
           23.57                       23.25
           23.57                       22.96
1/17       23.75                       23.10
           23.74                       23.27
           23.82                       23.38
           23.94                       23.41
2/17       24.05                       23.64
           24.03                       23.39
           23.84                       22.63
           23.96                       23.16
           24.06                       23.23
3/17       24.14                       23.24
           24.08                       23.57
           24.21                       23.57
4/17       24.44                       23.61
           24.39                       23.77
           24.50                       23.95
           24.53                       24.33
5/17       24.70                       24.40
           24.60                       24.48
           24.62                       24.20
           24.73                       24.43
           24.82                       24.40
6/17       24.94                       24.81
           24.85                       24.50
           24.89                       24.60
           25.04                       24.63
7/17       25.12                       24.80
           25.06                       24.91
           24.86                       24.12
           24.98                       24.33
8/17       24.97                       24.69
           24.92                       24.60
           24.85                       24.42
           24.91                       24.52
           24.99                       24.49
           25.04                       24.55
9/17       25.11                       24.72
           24.93                       24.62
           25.05                       24.74
           25.17                       24.59
           25.20                       24.65
10/17      25.25                       24.80


-----------------------------------------------------------------------------------------------------------------------
PERFORMANCE
-----------------------------------------------------------------------------------------------------------------------
                                                                                           Average Annual Total Returns
                                                                           1 Year Ended        Inception (5/23/13)
                                                                             10/31/17              to 10/31/17
FUND PERFORMANCE (3)
NAV                                                                           13.85%                  10.09%
Market Value                                                                  18.53%                   8.52%

INDEX PERFORMANCE
ICE BofAML Fixed Rate Preferred Securities Index                               6.58%                   5.99%
ICE BofAML U.S. Capital Securities Index                                       6.57%                   5.53%
Blended Index(4)                                                               6.58%                   5.77%
-----------------------------------------------------------------------------------------------------------------------


(1) Most recent distribution paid or declared through 10/31/2017. Subject to change in the future.

(2) Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share price or NAV, as applicable, as of 10/31/17. Subject to change in the future.

(3) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

(4) The Blended Index consists of the following: ICE BofAML Fixed Rate Preferred Securities Index (50%) and ICE BofAML U.S. Capital Securities Index (50%). The Blended Index was added to reflect the diverse allocation of institutional preferred and hybrid securities in the Fund's Portfolio. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the performance shown. Indexes are unmanaged and an investor cannot invest directly in an index.

FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
"AT A GLANCE" (CONTINUED)
OCTOBER 31, 2017 (UNAUDITED)

------------------------------------------------------------
                                                 % OF TOTAL
INDUSTRY CLASSIFICATION                          INVESTMENTS
------------------------------------------------------------
Banks                                               41.2%
Insurance                                           24.4
Capital Markets                                      5.5
Food Products                                        5.3
Electric Utilities                                   4.8
Oil, Gas & Consumable Fuels                          2.6
Diversified Telecommunication Services               2.3
Energy Equipment & Services                          1.8
Diversified Financial Services                       1.6
Multi-Utilities                                      1.4
Metals & Mining                                      1.3
Equity Real Estate Investment Trusts (REITS)         1.2
Mortgage Real Estate Investment Trusts (REITs)       1.1
Independent Power and Renewable
   Electricity Producers                             1.1
Automobiles                                          1.0
Transportation Infrastructure                        1.0
Thrifts & Mortgage Finance                           0.7
Consumer Finance                                     0.7
Industrial Conglomerates                             0.6
Wireless Telecommunication Services                  0.3
Internet Software & Services                         0.1
------------------------------------------------------------
                                 Total             100.0%
                                                  ========

------------------------------------------------------------
                                                 % OF TOTAL
TOP 10 HOLDINGS                                  INVESTMENTS
------------------------------------------------------------
Enel SpA, 8.750%                                     2.2%
Cooperatieve Rabobank UA, 11.000%                    1.9
Emera, Inc., 6.750%                                  1.9
Aquarius + Investments PLC for Swiss
   Reinsurance Co., Ltd., 8.250%                     1.9
Credit Agricole S.A., 8.125%                         1.8
Land O'Lakes, Inc., 8.000%                           1.7
Catlin Insurance Co., Ltd., 4.281%                   1.7
Banco Bilbao Vizcaya Argentaria S.A., 9.000%         1.6
Royal Bank of Scotland Group PLC, 8.625%             1.5
American International Group, Inc. 8.175%            1.5
------------------------------------------------------------
                                 Total              17.7%
                                                  ========

------------------------------------------------------------
                                                 % OF TOTAL
CREDIT QUALITY (5)                               INVESTMENTS
------------------------------------------------------------
A                                                    0.7%
A-                                                   6.9
BBB+                                                11.0
BBB                                                 19.0
BBB-                                                20.6
BB+                                                 20.1
BB                                                   9.1
BB-                                                  4.8
B+                                                   2.0
B                                                    0.9
Not Rated                                            4.9
------------------------------------------------------------
                                 Total             100.0%
                                                  ========

(5) The credit quality and ratings information presented above reflect the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including Standard & Poor's Ratings Group, a division of the McGraw Hill Companies, Inc., Moody's Investors Service, Inc., Fitch Ratings or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest ratings are used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher. The credit ratings shown relate to the credit worthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

        FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
                                 ANNUAL REPORT
                          OCTOBER 31, 2017 (UNAUDITED)

                                    ADVISOR

First Trust Advisors L.P. ("First Trust") is the investment advisor to the First Trust Intermediate Duration Preferred & Income Fund (the "Fund"). First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund.

                                  SUB-ADVISOR

Stonebridge Advisors LLC ("Stonebridge" or the "Sub-Advisor") is the sub-advisor to the Fund and is a registered investment advisor based in Wilton, Connecticut. Stonebridge specializes in the management of preferred and hybrid securities.

               STONEBRIDGE ADVISORS LLC PORTFOLIO MANAGEMENT TEAM

SCOTT T. FLEMING - PRESIDENT AND CHIEF INVESTMENT OFFICER
ROBERT WOLF - SENIOR VICE PRESIDENT AND SENIOR PORTFOLIO MANAGER
DANIELLE SALTERS, CFA - VICE PRESIDENT, PORTFOLIO MANAGER AND CREDIT ANALYST

                                   COMMENTARY
MARKET RECAP

The fiscal year ended October 31, 2017 was a period of solid returns for the preferred and hybrid securities markets. The period began with substantial volatility following an increase in interest rates in the fourth quarter of 2016 from the unexpected victory of Donald Trump in the U.S. Presidential election and continued Republican control of the U.S. Congress. Higher rates were also supported by improving economic and employment data, which allowed the Federal Reserve (the "Fed") to increase short-term interest rates by 0.25% twice during the period. However, risk assets recovered and performed well throughout the last three quarters of the period due to stabilizing long-term interest rates, a flattening yield curve, and significant spread tightening. Contingent capital securities ("CoCos") were the best performing part of the preferred and hybrid securities market during the period, returning 16.78%, we believe due to the improvement in credit quality of European banks (largest issuers of Cocos), attractive yields and structures compared to U.S. bank tier 1 capital securities, and the increasing investor comfort with the securities and more stable investor base. After initial weakness during the period, the retail preferred securities market was pushed higher by inflows into passive preferred exchange-traded funds ("ETFs"), limited new issuance, and stable rates, which were positive for the fixed-for-life structures that make up the majority of the retail market. For the fiscal year ended October 31, 2017, the retail market earned 6.58% while the institutional market earned 6.57%, according to the ICE BofAML Fixed Rate Preferred Securities Index ("P0P1") and the ICE BofAML Capital Securities Index ("C0CS"), respectively.

PERFORMANCE ANALYSIS

For the fiscal year ended October 31, 2017, the net asset value ("NAV") and market price total returns for the First Trust Intermediate Duration Preferred and Income Fund (the "Fund") were 13.85% and 18.53%, respectively. This compares to a total return of 6.58% for the Fund's benchmark, which is a 50/50 blend of P0P1 and C0CS. The Fund benefited from yield spread tightening and a flattening Treasury yield curve, as the front end of the Treasury yield curve was pushed higher by the Fed, which resulted in improvement in both fixed-to-floats and floating-rate preferred securities.

The largest contributor to outperformance relative to the benchmark was leverage, which added about 420 basis points ("bps") of total return performance to the Fund. Also, security selection added to outperformance for the Fund in both the retail and institutional markets as the Fund continued to favor defensive security structures that appreciated from spread tightening. The Fund also benefited through exposure to CoCos, which were not part of the benchmark index. CoCos increased in value during the year due to several factors, including the improvement in credit quality of European banks, attractive yields and structures compared to U.S. bank tier 1 capital securities, and an increasing investor base. Floating-rate securities were also a positive contributor to relative performance as the front end of the Treasury curve and the London Interbank Offered Rate ("LIBOR") reset higher, while the yield curve flattened.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

        FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
                                 ANNUAL REPORT
                          OCTOBER 31, 2017 (UNAUDITED)

The Fund also employed a hedging strategy throughout the year in order to further manage its interest rate risk. This strategy consisted of an interest rate swap. The rising rate environment caused the hedge to add about 34 bps to total return performance. Going forward, we continue to believe it is prudent to maintain a conservative interest rate stance relative to the benchmark, particularly if we are able to do so while the Fund continues to pay the highest distribution rate of peer closed-end funds.

MARKET AND FUND OUTLOOK

The strong macro-economic backdrop, strong corporate earnings and solid creditworthiness, particularly within financials, continue to support a risk-on environment, in our opinion. Stable to gradually increasing rates, moderate issuance, and the continued demand for yield continue to be positive for the preferred and hybrid securities markets. However, we believe strong performance across equity and credit markets and increased economic optimism has stretched valuations of new issuance in some cases, which could become problematic if interest rates or supply increases. Recently, weaker security structures have come to market, but the deals were many times oversubscribed, supported by investor demand for yield and some buyers that are indiscriminate about pricing, in the form of passive ETFs, taking up a larger share of markets and deals. We believe this could put pressure on distributions if higher yielding legacy securities continue to be redeemed and replaced by lower yielding securities.

We continue to believe that the yield curve is likely to remain flat, as short-term rates are likely to increase and may push long term rates higher. We have long anticipated, and positioned for, a rising rate environment, and we continue to hold the view that this process will be gradual. We believe U.S. fiscal policy and potential tax and regulatory changes have the potential to boost economic growth but we also believe this impact is likely to be muted and slow given political uncertainty and the likelihood that any changes will likely be phased in over time. We continue to focus on protecting the principal of our investors and, as such, we believe it is prudent to protect investors against a potential rise in interest rates through actively managing interest rate risk.

FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2017

                                                                          STATED        STATED
     SHARES                           DESCRIPTION                          RATE        MATURITY        VALUE
----------------  ---------------------------------------------------   -----------   ----------   --------------
$25 PAR PREFERRED SECURITIES - 23.7%
                  Banks - 4.6%
          85,593  Banc of California, Inc., Series E.................      7.00%         (a)       $    2,399,172
         300,000  Citigroup, Inc., Series S (b)......................      6.30%         (a)            8,121,000
          49,752  Fifth Third Bancorp, Series I (c)..................      6.63%         (a)            1,417,434
         149,642  FNB Corp. (b) (c)..................................      7.25%         (a)            4,338,122
         862,079  GMAC Capital Trust I, Series 2, 3 Mo. Libor +
                     5.79% (b) (d)...................................      7.10%       02/15/40        22,638,195
         249,165  JPMorgan Chase & Co., Series AA (b)................      6.10%         (a)            6,697,555
         244,803  JPMorgan Chase & Co., Series BB (b)................      6.15%         (a)            6,614,577
         198,230  MB Financial, Inc., Series A (b) (e)...............      8.00%         (a)            5,029,095
         154,404  People's United Financial, Inc., Series A (b) (c)..      5.63%         (a)            4,162,732
          44,878  Valley National Bancorp, Series A  (c).............      6.25%         (a)            1,236,389
          68,942  Wells Fargo & Co., Series Q (c)....................      5.85%         (a)            1,877,980
         100,000  Wells Fargo & Co., Series W........................      5.70%         (a)            2,577,000
         115,455  Wintrust Financial Corp., Series D (b) (c).........      6.50%         (a)            3,231,585
                                                                                                   --------------
                                                                                                       70,340,836
                                                                                                   --------------
                  Capital Markets - 3.3%
         145,201  Apollo Investment Corp. (b)........................      6.88%       07/15/43         3,751,994
          99,413  Goldman Sachs Group, Inc., Series J (c)............      5.50%         (a)            2,669,239
         376,213  Morgan Stanley, Series E (b) (c)...................      7.13%         (a)           10,891,366
         633,698  Morgan Stanley, Series F (b) (c)...................      6.88%         (a)           18,092,078
         404,008  Morgan Stanley, Series K (b) (c)...................      5.85%         (a)           10,908,216
         130,692  State Street Corp., Series G (b) (c)...............      5.35%         (a)            3,554,823
                                                                                                   --------------
                                                                                                       49,867,716
                                                                                                   --------------
                  Diversified Financial Services - 0.7%
         396,387  KKR Financial Holdings LLC, Series A (b)...........      7.38%         (a)           10,056,338
                                                                                                   --------------
                  Diversified Telecommunication Services - 1.2%
         300,000  Qwest Corp. (b)....................................      6.88%       10/01/54         7,713,000
         141,191  Qwest Corp. (b)....................................      7.00%       02/01/56         3,702,028
         128,413  Qwest Corp.........................................      6.50%       09/01/56         3,242,428
         132,388  Qwest Corp.........................................      6.75%       06/15/57         3,375,894
                                                                                                   --------------
                                                                                                       18,033,350
                                                                                                   --------------
                  Electric Utilities - 0.5%
         258,726  Southern (The) Co. (b).............................      6.25%       10/15/75         6,980,427
                                                                                                   --------------
                  Equity Real Estate Investment Trusts - 1.7%
         150,000  Colony NorthStar, Inc., Series E (b)...............      8.75%         (a)            4,050,000
          82,300  EPR Properties, Series F...........................      6.63%         (a)            2,079,721
           1,932  Equity Commonwealth (b)............................      5.75%       08/01/42            48,493
         200,000  Farmland Partners, Inc., Series B (b)..............      6.00%         (a)            5,396,500
         204,047  Global Net Lease, Inc., Series A (b)...............      7.25%         (a)            5,115,459
         127,000  Urstadt Biddle Properties, Inc., Series H..........      6.25%         (a)            3,376,930
         250,000  VEREIT, Inc., Series F (b).........................      6.70%         (a)            6,392,500
                                                                                                   --------------
                                                                                                       26,459,603
                                                                                                   --------------
                  Food Products - 2.5%
         824,835  CHS, Inc., Series 2 (b) (c)........................      7.10%         (a)           22,823,184
         546,059  CHS, Inc., Series 3 (b) (c)........................      6.75%         (a)           14,907,411
          47,907  CHS, Inc., Series 4................................      7.50%         (a)            1,372,536
                                                                                                   --------------
                                                                                                       39,103,131
                                                                                                   --------------


Page 6                  See Notes to Financial Statements

FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2017

                                                                          STATED        STATED
     SHARES                           DESCRIPTION                          RATE        MATURITY        VALUE
----------------  ---------------------------------------------------   -----------   ----------   --------------
$25 PAR PREFERRED SECURITIES (Continued)
                  Insurance - 4.1%
           3,591  Allstate Corp., Series C...........................      6.75%         (a)       $       94,371
          54,323  Allstate Corp., Series E...........................      6.63%         (a)            1,457,486
         182,995  AmTrust Financial Services, Inc. (b)...............      7.25%       06/15/55         4,721,271
         204,030  AmTrust Financial Services, Inc. (b)...............      7.50%       09/15/55         5,496,568
         100,000  AmTrust Financial Services, Inc., Series F.........      6.95%         (a)            2,310,000
          13,625  Arch Capital Group, Ltd., Series E.................      5.25%         (a)              339,399
          63,296  Aspen Insurance Holdings Ltd.......................      5.63%         (a)            1,603,288
         160,203  Delphi Financial Group, Inc., 3 Mo. Libor +
                     3.19% (b) (d) (e)...............................      4.51%       05/15/37         3,414,326
         158,193  Global Indemnity Ltd. (b)..........................      7.75%       08/15/45         4,067,142
         190,380  Global Indemnity Ltd...............................      7.88%       04/15/47         4,968,918
          19,685  National General Holdings Corp.....................      7.63%       09/15/55           506,275
         133,133  National General Holdings Corp., Series C (b)......      7.50%         (a)            3,378,916
         107,835  PartnerRe Ltd., Series G (b).......................      6.50%         (a)            2,944,974
         225,000  Phoenix Cos., Inc..................................      7.45%       01/15/32         4,211,730
         681,596  Reinsurance Group of America, Inc. (b) (c).........      5.75%       06/15/56        18,948,369
         187,104  Validus Holdings, Ltd., Series B (b)...............      5.80%         (a)            4,728,118
                                                                                                   --------------
                                                                                                       63,191,151
                                                                                                   --------------
                  Internet Software & Services - 0.2%
         105,594  eBay, Inc. (b).....................................      6.00%       02/01/56         2,859,486
                                                                                                   --------------
                  Mortgage Real Estate Investment Trusts - 1.5%
         220,000  AGNC Investment Corp. (b) (c)......................      7.00%         (a)            5,885,000
         346,092  Annaly Capital Management, Inc., Series F (b) (c)..      6.95%         (a)            9,136,829
         121,000  Invesco Mortgage Capital, Inc., Series B (b) (c)...      7.75%         (a)            3,190,770
         207,000  Two Harbors Investment, Corp., Series B (b) (c)....      7.63%         (a)            5,497,920
                                                                                                   --------------
                                                                                                       23,710,519
                                                                                                   --------------
                  Multi-Utilities - 1.9%
         732,571  Integrys Holding, Inc. (b) (c).....................      6.00%       08/01/73        20,740,916
         350,000  Just Energy Group, Inc., Series A (b) (c)..........      8.50%         (a)            9,100,000
                                                                                                   --------------
                                                                                                       29,840,916
                                                                                                   --------------
                  Thrifts & Mortgage Finance - 1.0%
         552,793  New York Community Bancorp, Inc.,
                     Series A (b) (c)................................      6.38%         (a)           15,439,508
                                                                                                   --------------
                  Wireless Telecommunication Services - 0.5%
         262,545  United States Cellular Corp. (b)...................      7.25%       12/01/64         7,038,831
                                                                                                   --------------
                  TOTAL $25 PAR PREFERRED SECURITIES............................................      362,921,812
                  (Cost $344,906,272)                                                              --------------

$100 PAR PREFERRED SECURITIES - 3.5%
                  Banks - 3.5%
          80,000  Agribank FCB (c) (e)...............................      6.88%         (a)            8,865,000
         179,000  CoBank ACB, Series F (b) (c) (f)...................      6.25%         (a)           19,332,000
          82,220  CoBank ACB, Series G (b)...........................      6.13%         (a)            8,408,015
          54,250  CoBank ACB, Series H (b) (c).......................      6.20%         (a)            5,813,229
         100,000  Farm Credit Bank Of Texas (b) (c) (g)..............      6.75%         (a)           11,025,000
                                                                                                   --------------
                  TOTAL $100 PAR PREFERRED SECURITIES...........................................       53,443,244
                  (Cost $50,687,347)                                                               --------------


                        See Notes to Financial Statements                 Page 7

FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2017

                                                                          STATED        STATED
     SHARES                           DESCRIPTION                          RATE        MATURITY        VALUE
----------------  ---------------------------------------------------   -----------   ----------   --------------
$1,000 PAR PREFERRED SECURITIES - 5.8%
                  Banks - 3.3%
          25,859  Farm Credit Bank Of Texas, Series 1 (b) (g)........     10.00%         (a)       $   31,612,627
          15,364  Sovereign Real Estate Investment Trust (g).........     12.00%         (a)           19,262,615
                                                                                                   --------------
                                                                                                       50,875,242
                                                                                                   --------------
                  Diversified Financial Services - 1.3%
          12,000  Compeer Financial ACA (b) (c) (g)..................      6.75%         (a)           12,829,500
           8,500  Kinder Morgan GP, Inc., 3 Mo. Libor +
                     3.90% (d) (g)...................................      5.21%       08/18/57         7,985,219
                                                                                                   --------------
                                                                                                       20,814,719
                                                                                                   --------------
                  Insurance - 1.2%
          18,708  XLIT Ltd., Series D, 3 Mo. Libor + 3.12% (d).......      4.48%         (a)           17,854,448
                                                                                                   --------------
                  TOTAL $1,000 PAR PREFERRED SECURITIES.........................................       89,544,409
                  (Cost $87,718,570)                                                               --------------

$1,000,000 PAR PREFERRED SECURITIES - 1.0%
                  Banks - 1.0%
              12  FT Real Estate Securities Co., Inc. (g) (h) (i)....      9.50%         (a)           15,126,120
                  (Cost $15,990,000)                                                               --------------


                                                                          STATED        STATED
   PAR AMOUNT                         DESCRIPTION                          RATE        MATURITY        VALUE
----------------  ---------------------------------------------------   -----------   ----------   --------------
CAPITAL PREFERRED SECURITIES - 107.0%
                  Automobiles - 1.5%
$     21,100,000  General Motors Financial Co., Inc.,
                     Series A (b) (c)................................      5.75%         (a)           22,102,250
                                                                                                   --------------
                  Banks - 46.0%
      16,000,000  Australia & New Zealand Banking Group
                     Ltd. (b) (c) (f) (j)............................      6.75%         (a)           18,422,400
      33,200,000  Banco Bilbao Vizcaya Argentaria S.A. (b) (c) (j)...      9.00%         (a)           34,367,478
      15,000,000  Banco do Brasil S.A. (c) (f) (j)...................      9.00%         (a)           16,500,000
       4,600,000  Banco Mercantil del Norte S.A. (c) (f) (j).........      6.88%         (a)            4,841,500
       8,000,000  Banco Mercantil del Norte S.A. (c) (f) (j).........      7.63%         (a)            8,720,000
      18,000,000  Bank of America Corp., Series DD (b) (c)...........      6.30%         (a)           20,552,040
      23,867,000  Bank of America Corp., Series Z (b) (c)............      6.50%         (a)           27,327,715
          40,000  Barclays Bank PLC (f)..............................     10.18%       06/12/21            49,434
      29,136,000  Barclays PLC (c) (j)...............................      7.88%         (a)           32,547,418
      10,000,000  Barclays PLC (b) (c) (j)...........................      8.25%         (a)           10,645,850
      22,000,000  BNP Paribas S.A. (b) (c) (f) (j)...................      7.63%         (a)           24,722,500
       9,500,000  BPCE S.A. (b) (c) (f)..............................     12.50%         (a)           11,227,860
       2,500,000  Citigroup, Inc., Series O (c)......................      5.88%         (a)            2,620,375
      25,000,000  Citigroup, Inc., Series R (b) (c)..................      6.13%         (a)           26,843,750
      25,000,000  CoBank ACB, Series I (b) (c).......................      6.25%         (a)           27,532,050
      37,104,000  Cooperatieve Rabobank UA (b) (c) (f)...............     11.00%         (a)           42,252,180
       9,200,000  Credit Agricole S.A. (c) (f) (j)...................      7.88%         (a)           10,494,339
      32,500,000  Credit Agricole S.A. (b) (c) (f) (j)...............      8.13%         (a)           39,181,577
       5,975,000  Credit Agricole S.A. (b) (c).......................      8.38%         (a)            6,632,250
      10,000,000  Credit Agricole S.A. (b) (c) (f)...................      8.38%         (a)           11,100,000
       4,000,000  Danske Bank A/S (c) (j)............................      6.13%         (a)            4,348,908
       5,000,000  HSBC Holdings PLC (c) (j)..........................      6.38%         (a)            5,481,250


Page 8                  See Notes to Financial Statements

FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2017

                                                                          STATED        STATED
   PAR AMOUNT                         DESCRIPTION                          RATE        MATURITY        VALUE
----------------  ---------------------------------------------------   -----------   ----------   --------------
CAPITAL PREFERRED SECURITIES (Continued)
                  Banks (Continued)
$     10,000,000  ING Groep N.V. (b) (c) (j).........................      6.88%         (a)       $   11,165,420
      27,300,000  Intesa Sanpaolo S.p.A. (b) (c) (f) (j).............      7.70%         (a)           29,961,750
       5,000,000  JPMorgan Chase & Co., Series 1 (b) (c).............      7.90%         (a)            5,133,750
      20,000,000  JPMorgan Chase & Co., Series S (b) (c).............      6.75%         (a)           22,950,000
      14,150,000  Lloyds Bank PLC (b) (c)............................     12.00%         (a)           19,164,986
      14,000,000  Lloyds Bank PLC (b) (c) (f)........................     12.00%         (a)           18,961,824
       7,500,000  Lloyds Banking Group PLC (c) (j)...................      7.50%         (a)            8,578,125
       9,000,000  Royal Bank of Scotland Group PLC (b) (c)...........      7.65%         (a)           11,565,000
      10,000,000  Royal Bank of Scotland Group PLC (b) (c) (j).......      8.00%         (a)           11,457,000
      29,500,000  Royal Bank of Scotland Group PLC (b) (c) (j).......      8.63%         (a)           33,479,550
      12,750,000  Societe Generale S.A. (b) (c) (j)..................      8.25%         (a)           13,522,969
      24,600,000  Societe Generale S.A. (b) (c) (f) (j)..............      7.38%         (a)           27,183,000
       7,000,000  Societe Generale S.A. (c) (f) (j)..................      7.88%         (a)            7,953,750
       5,565,000  Standard Chartered PLC (c).........................      7.01%         (a)            6,561,135
      12,400,000  Standard Chartered PLC (b) (c) (f) (j).............      7.50%         (a)           13,633,180
       7,500,000  Standard Chartered PLC (c) (f) (j).................      7.75%         (a)            8,335,500
      16,000,000  UniCredit S.p.A. (b) (c) (f).......................      5.86%       06/19/32        17,123,520
      15,000,000  UniCredit S.p.A. (b) (c) (j).......................      8.00%         (a)           16,639,410
      21,500,000  Wells Fargo & Co., Series K (b) (c)................      7.98%         (a)           21,963,325
      12,670,000  Zions Bancorporation, Series J (b) (c).............      7.20%         (a)           14,475,475
                                                                                                   --------------
                                                                                                      706,219,543
                                                                                                   --------------
                  Capital Markets - 4.6%
       5,000,000  Aberdeen Asset Management PLC (b)..................      7.00%         (a)            5,091,765
       4,460,000  Charles Schwab Corp. (c)...........................      5.00%         (a)            4,515,750
       1,650,000  Charles Schwab Corp. (c)...........................      7.00%         (a)            1,899,562
       8,900,000  Credit Suisse Group AG (c) (f) (j).................      7.50%         (a)           10,367,379
       2,500,000  Goldman Sachs Group, Inc., Series L (b) (c)........      5.70%         (a)            2,584,375
       5,575,000  Natixis S.A. (c)...................................     10.00%         (a)            5,784,063
      23,264,000  Natixis S.A. (b) (c) (f)...........................     10.00%         (a)           24,136,400
      15,000,000  UBS Group AG (b) (c) (j)...........................      7.13%         (a)           16,190,850
                                                                                                   --------------
                                                                                                       70,570,144
                                                                                                   --------------
                  Consumer Finance - 0.9%
      14,110,000  Discover Financial Services, Series C (c)..........      5.50%         (a)           14,409,838
                                                                                                   --------------
                  Diversified Financial Services - 0.2%
       3,379,000  Voya Financial, Inc. (c)...........................      5.65%       05/15/53         3,573,293
                                                                                                   --------------
                  Diversified Telecommunication Services - 2.1%
       1,000,000  Koninklijke KPN N.V. (b) (c).......................      7.00%       03/28/73         1,137,450
      27,150,000  Koninklijke KPN N.V. (b) (c) (f)...................      7.00%       03/28/73        30,881,767
                                                                                                   --------------
                                                                                                       32,019,217
                                                                                                   --------------
                  Electric Utilities - 6.3%
      36,500,000  Emera, Inc., Series 16-A (b) (c)...................      6.75%       06/15/76        41,978,650
      38,700,000  Enel S.p.A. (b) (c) (f)............................      8.75%       09/24/73        47,891,250
       6,500,000  Southern (The) Co., Series B (b) (c)...............      5.50%       03/15/57         6,921,602
                                                                                                   --------------
                                                                                                       96,791,502
                                                                                                   --------------
                  Energy Equipment & Services - 2.5%
      10,900,000  Transcanada Trust (b) (c)..........................      5.30%       03/15/77        11,361,887
      24,800,000  Transcanada Trust, Series 16-A (b) (c).............      5.88%       08/15/76        27,156,000
                                                                                                   --------------
                                                                                                       38,517,887
                                                                                                   --------------


                        See Notes to Financial Statements                 Page 9

FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2017

                                                                          STATED        STATED
   PAR AMOUNT                         DESCRIPTION                          RATE        MATURITY        VALUE
----------------  ---------------------------------------------------   -----------   ----------   --------------
CAPITAL PREFERRED SECURITIES (Continued)
                  Food Products - 4.9%
$      9,000,000  Dairy Farmers of America, Inc. (b) (g).............      7.13%         (a)       $   10,068,750
      14,988,000  Land O'Lakes Capital Trust I (b) (g)...............      7.45%       03/15/28        17,610,900
      10,000,000  Land O'Lakes, Inc. (b) (f).........................      7.25%         (a)           10,825,000
      33,000,000  Land O'Lakes, Inc. (b) (f).........................      8.00%         (a)           36,795,000
                                                                                                   --------------
                                                                                                       75,299,650
                                                                                                   --------------
                  Independent Power and Renewable Electricity
                     Producers - 1.5%
       9,850,000  AES Gener S.A. (c) (f).............................      8.38%       12/18/73        10,462,375
      12,150,000  AES Gener S.A. (c).................................      8.38%       12/18/73        12,905,365
                                                                                                   --------------
                                                                                                       23,367,740
                                                                                                   --------------
                  Industrial Conglomerates - 0.9%
      13,000,000  General Electric Co., Series D (b) (c).............      5.00%         (a)           13,585,000
                                                                                                   --------------
                  Insurance - 28.7%
       9,600,000  AG Insurance S.A. (b) (c)..........................      6.75%         (a)           10,176,000
      23,820,000  American International Group, Inc. (b) (c).........      8.18%       05/15/58        32,573,850
      40,000,000  Aquarius & Investments PLC for Swiss Reinsurance
                     Co., Ltd. (c)...................................      8.25%         (a)           41,931,640
      30,000,000  Assured Guaranty Municipal Holdings,
                     Inc. (b) (c) (f)................................      6.40%       12/15/66        29,400,000
      38,700,000  Catlin Insurance Co., Ltd., 3 Mo. Libor +
                     2.98% (b) (d) (f)...............................      4.33%         (a)           36,765,000
       2,050,000  Cloverie PLC for Zurich Insurance Co., Ltd. (c)....      8.25%         (a)            2,083,026
      10,600,000  CNP Assurances (b) (c).............................      6.88%         (a)           11,368,500
      10,600,000  CNP Assurances (b) (c).............................      7.50%         (a)           11,153,850
      12,500,000  Dai-Ichi Life Insurance Co., Ltd.
                     (The) (b) (c) (f)...............................      7.25%         (a)           14,273,437
       8,300,000  Fortegra Financial Corp. (c) (g)...................      8.50%       10/15/57         8,341,500
      27,375,000  Friends Life Holdings PLC (b) (c)..................      7.88%         (a)           28,984,732
      25,616,000  La Mondiale SAM (b) (c)............................      7.63%         (a)           27,360,783
      16,210,000  Liberty Mutual Group, Inc. (b) (f).................      7.80%       03/15/37        20,586,700
       2,000,000  Liberty Mutual Group, Inc. (b) (c).................     10.75%       06/15/58         3,325,000
      12,000,000  MetLife, Inc. (b) (f)..............................      9.25%       04/08/38        17,865,000
      17,320,000  Metlife, Inc. (b)..................................     10.75%       08/01/39        28,967,700
      25,000,000  Mitsui Sumitomo Insurance Co., Ltd. (b) (c) (f)....      7.00%       03/15/72        28,747,500
       3,000,000  Nationwide Financial Services Capital
                     Trust (b) (e)...................................      7.90%       03/01/37         3,323,237
      19,700,000  Nationwide Financial Services, Inc. (b)............      6.75%       05/15/37        22,113,250
      24,300,000  QBE Insurance Group, Ltd. (b) (c) (f)..............      7.50%       11/24/43        28,175,850
      20,250,000  QBE Insurance Group, Ltd. (c)......................      6.75%       12/02/44        23,009,062
       8,130,000  Sumitomo Life Insurance Co. (b) (c) (f)............      6.50%       09/20/73         9,298,688
                                                                                                   --------------
                                                                                                      439,824,305
                                                                                                   --------------
                  Metals & Mining - 1.8%
      23,500,000  BHP Billiton Finance USA Ltd. (b) (c) (f)..........      6.75%       10/19/75        27,730,000
                                                                                                   --------------
                  Oil, Gas & Consumable Fuels - 3.7%
      28,243,000  Enbridge Energy Partners L.P., 3 Mo. Libor +
                     3.80% (b) (d)...................................      5.13%       10/01/37        28,243,000
       5,400,000  Enbridge, Inc. (b) (c).............................      5.50%       07/15/77         5,575,500
       5,000,000  Enbridge, Inc., Series 16-A (b) (c)................      6.00%       01/15/77         5,363,200
      10,500,000  Energy Transfer LP, 3 Mo. Libor + 3.02% (b) (d)....      4.39%       11/01/66         9,528,750
       8,000,000  Enterprise Products Operating LLC, Series B (c)....      7.03%       01/15/68         8,040,000
                                                                                                   --------------
                                                                                                       56,750,450
                                                                                                   --------------


Page 10                  See Notes to Financial Statements

FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2017

                                                                          STATED        STATED
   PAR AMOUNT                         DESCRIPTION                          RATE        MATURITY        VALUE
----------------  ---------------------------------------------------   -----------   ----------   --------------
CAPITAL PREFERRED SECURITIES (Continued)
                  Transportation Infrastructure - 1.4%
$     19,817,000  AerCap Global Aviation Trust (b) (c) (f)...........      6.50%       06/15/45    $   21,699,615
                                                                                                   --------------
                  TOTAL CAPITAL PREFERRED SECURITIES............................................    1,642,460,434
                  (Cost $1,570,058,311)                                                            --------------


   PRINCIPAL                                                              STATED        STATED
     VALUE                            DESCRIPTION                         COUPON       MATURITY        VALUE
----------------  ---------------------------------------------------   -----------   ----------   --------------
CORPORATE BONDS AND NOTES - 0.6%
                  Insurance - 0.6%
      10,000,000  AmTrust Financial Services, Inc. (b)...............      6.13%       08/15/23         9,950,000
                                                                                                   --------------
                  TOTAL CORPORATE BONDS AND NOTES...............................................        9,950,000
                  (Cost $9,960,028)                                                                --------------

                  TOTAL INVESTMENTS - 141.6%....................................................    2,173,446,019
                  (Cost $2,079,320,528) (k)
                  OUTSTANDING LOAN - (44.3%)....................................................     (680,000,000)
                  NET OTHER ASSETS AND LIABILITIES - 2.7%.......................................       41,787,825
                                                                                                   --------------
                  NET ASSETS - 100.0%...........................................................   $1,535,233,844
                                                                                                   ==============

-----------------------------

INTEREST RATE SWAP AGREEMENTS:

   COUNTERPARTY        FLOATING RATE(1)    EXPIRATION DATE     NOTIONAL AMOUNT    FIXED RATE(1)       VALUE
---------------------------------------------------------------------------------------------------------------
Bank of Nova Scotia     1 month LIBOR          1/23/25          $ 165,000,000        1.786%        $  3,460,851
                                                                -------------                      ------------

(1) The Fund pays the fixed rate and receives the floating rate. The floating rate on October 31, 2017 was 1.239%.


(a)   Perpetual maturity.

(b) All or a portion of this security serves as collateral on the outstanding loan.

(c) Fixed-to-floating or fixed-to-variable rate security. The interest rate shown reflects the fixed rate in effect at October 31, 2017. At a predetermined date, the fixed rate will change to a floating rate or a variable rate.

(d)   Floating rate security.

(e) Pursuant to procedures adopted by the Fund's Board of Trustees, this security has been determined to be illiquid by Stonebridge Advisors, LLC (the "Sub-Advisor").

(f) This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Fund's Board of Trustees, this security has been determined to be liquid by the Sub-Advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At October 31, 2017, securities noted as such amounted to $735,897,275 or 47.9% of net assets.

(g) This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"), and may be resold in transactions exempt from registration, normally to qualified institutional buyers (see Note 2C - Restricted Securities in the Notes to Financial Statements).

(h) This security is fair valued by the Advisor's Pricing Committee in accordance with procedures adopted by the Fund's Board of Trustees, and in accordance with the provisions of the Investment Company Act of 1940, as amended. At October 31, 2017, securities noted as such are valued at $15,126,120 or 1.0% of net assets.

(i) This security's value was determined using significant unobservable inputs (see Note 2A - Portfolio Valuation in the Notes to Financial Statements).

(j) This security is a contingent convertible capital security, which may be subject to conversion into common stock of the issuer under certain circumstances. At October 31, 2017, securities noted as such amounted to $418,741,103 or 18.9% of managed assets. Of these securities, 7.2% originated in emerging markets and 92.8% originated in foreign markets.

(k) Aggregate cost for federal income tax purposes is $2,077,723,979. As of October 31, 2017, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $123,423,346 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $24,240,455. The net unrealized appreciation was $99,182,891. The amounts presented are inclusive of derivative contracts.


                        See Notes to Financial Statements                Page 11

FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2017

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of October 31, 2017 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                                                             LEVEL 2           LEVEL 3
                                                          TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                        VALUE AT           QUOTED          OBSERVABLE       UNOBSERVABLE
                                                       10/31/2017          PRICES            INPUTS            INPUTS
                                                     ---------------   ---------------   ---------------   ---------------
$25 Par Preferred Securities:
   Insurance .....................................   $    63,191,151   $    55,565,095   $     7,626,056   $            --
   Multi-Utilities................................        29,840,916         9,100,000        20,740,916                --
   Other Industry Categories*.....................       269,889,745       269,889,745                --                --
$100 Par Preferred Securities*....................        53,443,244                --        53,443,244                --
$1,000 Par Preferred Securities...................        89,544,409                --        89,544,409                --
$1,000,000 Par Preferred Securities*..............        15,126,120                --                --        15,126,120
Capital Preferred Securities*.....................     1,642,460,434                --     1,642,460,434                --
Corporate Bonds and Notes*........................         9,950,000                --         9,950,000                --
                                                     ---------------   ---------------   ---------------   ---------------
Total Investments.................................   $ 2,173,446,019   $   334,554,840   $ 1,823,765,059   $    15,126,120
Interest Rate Swaps**.............................         3,460,851                --         3,460,851                --
                                                     ---------------   ---------------   ---------------   ---------------
Total.............................................   $ 2,176,906,870   $   334,554,840   $ 1,827,225,910   $    15,126,120
                                                     ===============   ===============   ===============   ===============

*  See Portfolio of Investments for industry breakout.
** See Interest Rate Swap Agreements for contract detail.

All transfers in and out of the Levels during the period are assumed to occur on the last day of the period at their current value. There were no transfers between Levels at October 31, 2017.

Level 3 Par Preferred Securities are valued using broker quotes. These values are based on unobservable and non-quantitative inputs. The Fund's Board of Trustees has adopted valuation procedures that are utilized by the Advisor's Pricing Committee to oversee the day-to-day valuation of the Fund's investments. The Advisor's Pricing Committee, through the Fund's fund accounting agent, monitors daily pricing via tolerance checks and stale and unchanged price reviews. The Advisor's Pricing Committee also reviews monthly back testing of third-party pricing service prices by comparing sales prices of the Fund's investments to prior day third-party pricing service prices. Additionally, the Advisor's Pricing Committee reviews periodic information from the Fund's third-party pricing service that compares secondary market trade prices to their daily valuations.

The following table presents the activity of the Fund's investments measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the period presented.

BEGINNING BALANCE AT OCTOBER 31, 2016
   $1,000,000 Par Preferred Securities               $    15,800,486
Net Realized Gain (Loss)                                          --
Net Change in Unrealized Appreciation/Depreciation          (674,366)
Purchases                                                         --
Sales                                                             --
Transfers In                                                      --
Transfers Out                                                     --
ENDING BALANCE AT OCTOBER 31, 2017
   $1,000,000 Par Preferred Securities                    15,126,120
                                                     ---------------
Total Level 3 holdings                               $    15,126,120
                                                     ===============


There was a net change of $(674,366) in unrealized appreciation (depreciation) from Level 3 investments held as of October 31, 2017.


Page 12                 See Notes to Financial Statements

FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2017

ASSETS:
Investments, at value
   (Cost $2,079,320,528)........................................................................      $  2,173,446,019
Cash............................................................................................             7,665,290
Cash segregated as collateral for open swap contracts...........................................             3,927,669
Swap contracts, at value........................................................................             3,460,851
Receivables:
   Interest.....................................................................................            23,062,622
   Investment securities sold...................................................................             7,745,680
   Dividends....................................................................................               878,502
   Tax reclaims.................................................................................               291,386
                                                                                                      ----------------
   Total Assets.................................................................................         2,220,478,019
                                                                                                      ----------------

LIABILITIES:
Outstanding loan................................................................................           680,000,000
Payables:
   Investment securities purchased..............................................................             2,090,429
   Investment advisory fees.....................................................................             1,590,478
   Interest and fees due on loan................................................................             1,201,611
   Administrative fees..........................................................................               253,502
   Printing fees................................................................................                53,855
   Audit and tax fees...........................................................................                33,497
   Legal fees...................................................................................                 9,094
   Transfer agent fees..........................................................................                 1,550
   Custodian fees...............................................................................                 6,233
   Financial reporting fees.....................................................................                   771
   Trustees' fees and expenses..................................................................                 1,523
Other liabilities...............................................................................                 1,632
                                                                                                      ----------------
   Total Liabilities............................................................................           685,244,175
                                                                                                      ----------------
NET ASSETS......................................................................................      $  1,535,233,844
                                                                                                      ================

NET ASSETS CONSIST OF:
Paid-in capital.................................................................................      $  1,448,052,970
Par value.......................................................................................               607,660
Accumulated net investment income (loss)........................................................             5,555,240
Accumulated net realized gain (loss) on investments and swap contracts..........................           (16,568,368)
Net unrealized appreciation (depreciation) on investments and swap contracts....................            97,586,342
                                                                                                      ----------------
NET ASSETS......................................................................................      $  1,535,233,844
                                                                                                      ================
NET ASSET VALUE, per share......................................................................      $          25.26
                                                                                                      ================
Number of Common Shares outstanding (unlimited number of Common Shares
   has been authorized).........................................................................            60,765,997
                                                                                                      ================


                        See Notes to Financial Statements                Page 13

FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2017

INVESTMENT INCOME:
Interest........................................................................................      $    105,976,071
Dividends.......................................................................................            37,707,569
Other...........................................................................................               291,800
                                                                                                      ----------------
   Total investment income......................................................................           143,975,440
                                                                                                      ----------------

EXPENSES:
Investment advisory fees........................................................................            18,117,853
Interest and fees on loan.......................................................................            11,463,524
Administrative fees.............................................................................               688,151
Printing fees...................................................................................               195,634
Custodian fees..................................................................................               154,293
Listing expense.................................................................................                53,803
Audit and tax fees..............................................................................                34,421
Transfer agent fees.............................................................................                20,954
Trustees' fees and expenses.....................................................................                19,215
Legal fees......................................................................................                12,131
Financial reporting fees........................................................................                 9,250
Other...........................................................................................                62,358
                                                                                                      ----------------
   Total expenses...............................................................................            30,831,587
                                                                                                      ----------------
NET INVESTMENT INCOME (LOSS)....................................................................           113,143,853
                                                                                                      ----------------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments..................................................................................             4,240,105
   Swap contracts...............................................................................            (1,428,971)
                                                                                                      ----------------
                                                                                                             2,811,134
                                                                                                      ----------------
Net change in unrealized appreciation (depreciation) on:
   Investments..................................................................................            65,821,927
   Swap contracts...............................................................................             8,375,937
                                                                                                      ----------------
   Net  change in unrealized appreciation (depreciation)........................................            74,197,864
                                                                                                      ----------------
NET REALIZED AND UNREALIZED GAIN (LOSS).........................................................            77,008,998
                                                                                                      ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.................................      $    190,152,851
                                                                                                      ================


Page 14                 See Notes to Financial Statements

FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                          YEAR               YEAR
                                                                                         ENDED              ENDED
                                                                                       10/31/2017         10/31/2016
                                                                                     --------------     --------------
OPERATIONS:
Net investment income (loss)......................................................   $  113,143,853     $  117,529,162
Net realized gain (loss)..........................................................        2,811,134          5,712,431
Net change in unrealized appreciation (depreciation)..............................       74,197,864         15,313,345
                                                                                     --------------     --------------
Net increase (decrease) in net assets resulting from operations...................      190,152,851        138,554,938
                                                                                     --------------     --------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.............................................................     (114,847,734)      (118,413,319)
                                                                                     --------------     --------------
Total distributions to shareholders...............................................     (114,847,734)      (118,413,319)
                                                                                     --------------     --------------

SHAREHOLDER TRANSACTIONS:
Proceeds from Common Shares reinvested............................................               --          1,426,562
                                                                                     --------------     --------------
Total increase (decrease) in net assets...........................................       75,305,117         21,568,181

NET ASSETS:
Beginning of period...............................................................    1,459,928,727      1,438,360,546
                                                                                     --------------     --------------
End of period.....................................................................   $1,535,233,844     $1,459,928,727
                                                                                     ==============     ==============
Accumulated net investment income (loss) at end of period.........................   $    5,555,240     $    8,338,470
                                                                                     ==============     ==============

CHANGES IN SHARES OUTSTANDING:
Common Shares outstanding, beginning of period....................................       60,765,997         60,704,189
Common Shares issued as reinvestment under the Dividend Reinvestment Plan.........               --             61,808
                                                                                     --------------     --------------
Common Shares outstanding, end of period..........................................       60,765,997         60,765,997
                                                                                     ==============     ==============


                        See Notes to Financial Statements                Page 15

FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED OCTOBER 31, 2017

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets resulting from operations...................   $  190,152,851
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash used by operating activities:
     Purchases of investments.....................................................     (713,062,670)
     Sales, maturities and paydowns of investments................................      669,340,908
     Net amortization/accretion of premium/discount on investments................          725,151
     Net realized gain/loss on investments........................................       (4,240,105)
     Net change in unrealized appreciation/depreciation on investments............      (65,821,927)
     Net change in unrealized appreciation/depreciation on swap contracts.........       (8,375,937)
     Decrease in cash segregated as collateral for open swap contracts............        7,463,977
CHANGES IN ASSETS AND LIABILITIES:
     Decrease in interest receivable..............................................          877,228
     Decrease in dividends receivable.............................................          278,062
     Decrease in tax reclaim......................................................           31,720
     Decrease in other assets.....................................................           33,758
     Increase in interest and fees on loan payable................................          467,918
     Increase in investment advisory fees payable.................................           82,123
     Increase in audit and tax fees payable.......................................              297
     Decrease in legal fees payable...............................................          (38,585)
     Decrease in printing fees payable............................................          (12,397)
     Increase in administrative fees payable......................................          173,865
     Decrease in custodian fees payable...........................................          (30,822)
     Increase in transfer agent fees payable......................................               43
     Increase in Trustees' fees and expenses payable..............................               48
     Increase in other liabilities payable........................................            1,607
                                                                                     --------------
CASH PROVIDED BY OPERATING ACTIVITIES.............................................                      $   78,047,113
                                                                                                        --------------

Cash flows from financing activities:
     Distributions to Common Shareholders from net investment income..............     (114,847,734)
     Proceeds from borrowings.....................................................       35,000,000
                                                                                     --------------
CASH USED BY FINANCING ACTIVITIES.................................................                         (79,847,734)
                                                                                                        --------------
Decrease in cash..................................................................                          (1,800,621)
Cash at beginning of period.......................................................                           9,465,911
                                                                                                        --------------
Cash at end of period.............................................................                      $    7,665,290
                                                                                                        ==============

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest and fees.................................                      $   10,995,606
                                                                                                        ==============


Page 16                 See Notes to Financial Statements

FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                     YEAR ENDED OCTOBER 31,                          PERIOD
                                                  ------------------------------------------------------------       ENDED
                                                      2017            2016            2015            2014       10/31/2013 (a)
                                                  ------------    ------------    ------------    ------------    ------------
Net asset value, beginning of period............   $    24.03      $    23.69      $    24.42      $    23.51      $    23.88 (b)
                                                   ----------      ----------      ----------      ----------      ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)....................         1.86            1.94            1.96            1.85            0.70
Net realized and unrealized gain (loss).........         1.26            0.35           (0.58)           0.97           (0.64)
                                                   ----------      ----------      ----------      ----------      ----------
Total from investment operations................         3.12            2.29            1.38            2.82            0.06
                                                   ----------      ----------      ----------      ----------      ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income...........................        (1.89)          (1.95)          (2.11)          (1.91)          (0.46)
                                                   ----------      ----------      ----------      ----------      ----------
Common Shares offering costs charged to
   paid-in capital..............................           --              --            0.00 (c)          --           (0.03)
                                                   ----------      ----------      ----------      ----------      ----------
Capital reduction resulting from issuance of
   common shares................................           --              --              --              --            0.06
                                                   ----------      ----------      ----------      ----------      ----------
Net asset value, end of period..................   $    25.26      $    24.03      $    23.69      $    24.42      $    23.51
                                                   ==========      ==========      ==========      ==========      ==========
Market value, end of period.....................   $    24.80      $    22.66      $    21.95      $    21.94      $    21.01
                                                   ==========      ==========      ==========      ==========      ==========
TOTAL RETURN BASED ON NET ASSET VALUE (d).......        13.85%          10.68%           6.68%          13.37%           0.60%
                                                   ==========      ==========      ==========      ==========      ==========
TOTAL RETURN BASED ON MARKET VALUE (d)..........        18.53%          12.65%          10.02%          13.98%         (14.13)%
                                                   ==========      ==========      ==========      ==========      ==========

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)............   $1,535,234      $1,459,929      $1,438,361      $1,482,490      $1,427,164
Ratio of total expenses to average net assets...         2.09%           1.88%           1.76%           1.69%           1.53% (e)
Ratio of net expenses to average net assets
   excluding interest expense...................         1.31%           1.34%           1.34%           1.33%           1.24% (e)
Ratio of net investment income (loss) to average
   net assets...................................         7.67%           8.34%           8.15%           7.66%           7.01% (e)
Portfolio turnover rate.........................           31%             50%             48%             62%             11%
INDEBTEDNESS:
Total loan outstanding (in 000's)...............   $  680,000      $  645,000      $  645,000      $  665,000      $  584,000
Asset coverage per $1,000 of indebtedness (f)...   $    3,258      $    3,263      $    3,230      $    3,229      $    3,444

-----------------------------

(a) The Fund was seeded on April 16, 2013 and commenced operations on May 23, 2013.

(b) Beginning net asset value is net of sales load of $1.125 per share from the initial offering.

(c)   Amount represents less than $0.01 per share.

(d) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Shares price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.

(e)   Annualized.

(f) Calculated by taking the Fund's total assets less the Fund's total liabilities (not including the loan outstanding) and dividing by the loan balance in 000's.


                        See Notes to Financial Statements                Page 17

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

        FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
                                OCTOBER 31, 2017


                                1. ORGANIZATION

First Trust Intermediate Duration Preferred & Income Fund (the "Fund") is a non-diversified closed-end management investment company organized as a Massachusetts business trust on February 4, 2013, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended. The Fund trades under the ticker symbol FPF on the New York Stock Exchange ("NYSE").

The primary investment objective is to seek a high level of current income. The Fund has a secondary objective of capital appreciation. The Fund seeks to achieve its objectives by investing, under normal market conditions, at least 80% of its managed assets in preferred securities and other income producing securities issued by U.S. and non-U.S. companies, including traditional preferred securities, hybrid preferred securities that have investment and economic characteristics of both preferred securities and debt securities, floating rate and fixed-to-floating rate preferred securities, debt securities, convertible securities and contingent convertible securities. There can be no assurance that the Fund will achieve its investment objectives. The Fund seeks to maintain, under normal market conditions, a duration of between three and eight years. The Fund may not be appropriate for all investors.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946, "Financial Services - Investment Companies." The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

The Fund's net asset value ("NAV") is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund's NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid and any borrowings of the Fund), by the total number of shares outstanding.

The Fund's investments are valued daily at market value or, in absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund's investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor"), in accordance with valuation procedures adopted by the Fund's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee are footnoted as such in the footnotes to the Portfolio of Investments. The Fund's investments are valued as follows:

      Preferred stocks and other equity securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC ("Nasdaq") and the London Stock Exchange Alternative Investment Market ("AIM")), are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on one or more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Corporate bonds, notes and other debt securities are valued on the basis of valuations provided by dealers who make markets in such securities or by a third-party pricing service approved by the Fund's Board of Trustees, which may use the following valuation inputs when available:

      1)    benchmark yields;

      2)    reported trades;

      3)    broker/dealer quotes;

      4)    issuer spreads;

      5)    benchmark securities;

      6)    bids and offers; and

      7)    reference data including market research publications.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

        FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
                                OCTOBER 31, 2017


      Swaps are fair valued utilizing quotations provided by a third-party pricing service or, if the pricing service does not provide a value, by quotes provided by the selling dealer or financial institution.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Fund's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended (the "1933 Act")) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the type of security;

      2)    the size of the holding;

      3)    the initial cost of the security;

      4)    transactions in comparable securities;

      5)    price quotes from dealers and/or third-party pricing services;

      6)    relationships among various securities;

      7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

      8)    an analysis of the issuer's financial statements; and

      9) the existence of merger proposals or tender offers that might affect the value of the security.

If the securities in question are foreign securities, the following additional information may be considered:

      1) the value of similar foreign securities traded on other foreign markets;

      2)    ADR trading of similar securities;

      3)    closed-end fund trading of similar securities;

      4)    foreign currency exchange activity;

      5) the trading prices of financial products that are tied to baskets of foreign securities;

      6)    factors relating to the event that precipitated the pricing problem;

      7)    whether the event is likely to recur; and

      8) whether the effects of the event are isolated or whether they affect entire markets, countries or regions.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of October 31, 2017, is included with the Fund's Portfolio of Investments.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

        FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
                                OCTOBER 31, 2017


B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Amortization of premiums and the accretion of discounts are recorded using the effective interest method.

The Fund may hold the securities of real estate investments trusts ("REITs"). Distributions from such investments may include income, capital gains and return of capital. The actual character of amounts received during the year is not known until after the REITs' fiscal year end. The Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by the Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

C. RESTRICTED SECURITIES

The Fund invests in restricted securities, which are securities that may not be offered for public sale without first being registered under the 1933 Act. Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of October 31, 2017, the Fund held restricted securities as shown in the following table that Stonebridge Advisors LLC ("Stonebridge" or the "Sub-Advisor") has deemed illiquid pursuant to procedures adopted by the Fund's Board of Trustees. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. The Fund does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation note (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted security. There are no unrestricted securities with the same maturity dates and yields for these issuers.

                                                         PAR                                                 % OF
                                      ACQUISITION      AMOUNT/      CURRENT       CARRYING                   NET
SECURITY                                 DATE          SHARES        PRICE          COST         VALUE      ASSETS
----------------------------------  ---------------  -----------  ------------  ------------  ------------  ------
Compeer Financial ACA, 6.75%        5/29/13-7/31/15       12,000  $   1,069.13  $ 12,105,000  $ 12,829,500    0.84%
Farm Credit Bank of Texas, 6.75%    7/16/13-7/17/13      100,000        110.25    10,020,000    11,025,000    0.72
Farm Credit Bank of Texas,
   Series 1, 10.00%                 9/18/15-9/27/16       25,859      1,222.50    31,873,365    31,612,627    2.06
FT Real Estate Securities Co.,
   Inc., 9.50%                          6/15/16               12  1,260,510.00    15,990,000    15,126,120    0.99
Kinder Morgan GP, Inc., 5.21%,
   8/18/57                          3/21/17-6/20/17        8,500        939.44     7,765,000     7,985,219    0.52
Sovereign Real Estate Investment
   Trust, 12.00%                    6/11/13-3/22/16       15,364      1,253.75    20,231,885    19,262,615    1.25
Dairy Farmers of America, Inc.,
   7.13%                                9/15/16      $ 9,000,000        111.88     9,000,000    10,068,750    0.66
Fortegra Financial Corp., 8.50%,
   10/15/57                            10/12/17      $ 8,300,000        100.50     8,300,000     8,341,500    0.54
Land O' Lakes Capital Trust I,
   7.45%, 3/15/28                    6/6/14-7/7/17   $14,988,000        117.50    15,642,893    17,610,900    1.15
                                                                                ----------------------------------
                                                                                $130,928,143  $133,862,231    8.73%
                                                                                ==================================

D. SWAP AGREEMENTS

The Fund may enter into interest rate swap agreements. A swap is a financial instrument that typically involves the exchange of cash flows between two parties ("Counterparties") on specified dates (settlement dates) where the cash flows are based on agreed upon prices, rates, etc. Payments received or made by the Fund for interest rate swaps are recorded in the Statement of Operations as "Net realized gain (loss) on swap contracts." When an interest rate swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract, if any. Generally, the basis of the contracts, if any, is the premium received or paid. Swap agreements are individually negotiated and involve the risk of the potential inability of the Counterparties to meet the terms of the agreement. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. In the event of a default by the Counterparty, the Fund will seek withdrawal of this collateral and may incur certain costs exercising its right with respect to the collateral. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

        FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
                                OCTOBER 31, 2017


Swap agreements may increase or decrease the overall volatility of the investments of the Fund. The performance of swap agreements may be affected by a change in the specific interest rate, security, currency, or other factors that determine the amounts of payments due to and from the Fund. The Fund's maximum equity price risk to meet its future payments under swap agreements outstanding at October 31, 2017, is equal to the total notional amount as shown on the Portfolio of Investments. The notional amount represents the U.S. dollar value of the contract as of the day of the opening transaction or contract reset. When the Fund enters into a swap agreement, any premium paid is included in "Swap contracts, at value" on the Statement of Assets and Liabilities.

The Fund held interest rate swap agreements at October 31, 2017. An interest rate swap agreement involves the Fund's agreement to exchange a stream of interest payments for another party's stream of cash flows. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make.

Cash segregated as collateral for open swap contracts in the amount of $3,927,669 is shown on the Statement of Assets and Liabilities.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income, if any, are declared and paid monthly, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, will be distributed at least annually.

Distributions from income and capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

Permanent differences incurred during the year ended October 31, 2017, resulting in book and tax accounting differences, have been reclassified at year end to reflect a decrease in accumulated net investment income (loss) of $1,079,349 and an increase in accumulated net realized gain (loss) on investments of $1,079,349. Net assets were not affected by these reclassifications.

The tax character of distributions paid during the fiscal periods ended October 31, 2017 and 2016, was as follows:

Distributions paid from:                            2017             2016
Ordinary income..............................  $   114,847,734  $  118,413,319

As of October 31, 2017, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income................  $     1,956,977
Undistributed capital gains..................               --
                                               ---------------
Total undistributed earnings.................        1,956,977
Accumulated capital and other losses.........      (14,566,654)
Net unrealized appreciation (depreciation)...       99,182,891
                                               ---------------
Total accumulated earnings (losses)..........       86,573,214
Other........................................               --
Paid-in capital..............................    1,448,660,630
                                               ---------------
Net Assets...................................  $ 1,535,233,844
                                               ===============

F. INCOME TAXES

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2017, the Fund had capital loss carryforwards for federal income tax purposes of $14,566,654.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

        FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
                                OCTOBER 31, 2017


The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable years ended 2014, 2015, 2016 and 2017 remain open to federal and state audit. As of October 31, 2017, management has evaluated the application of these standards to the Fund, and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

G. EXPENSES

The Fund will pay all expenses directly related to its operations.

H. NEW AND AMENDED FINANCIAL REPORTING RULES AND FORMS

On October 13, 2016, the SEC adopted new rules and forms, and amended existing rules and forms. The new and amended rules and forms are intended to modernize the reporting of information provided by funds and to improve the quality and type of information that funds provide to the SEC and investors. In part, the new and amended rules and forms amend Regulation S-X and require standardized, enhanced disclosure about derivatives in a Fund's financial statements, as well as other amendments. The compliance date for the amendments of Regulation S-X was August 1, 2017 and resulted in additional disclosure for variable interest and derivative instruments within the Portfolio of Investments. The new form types and other rule amendments will be effective for the First Trust funds, including the Fund, for reporting periods beginning on and after June 1, 2018. Management is evaluating the new form types and other rule amendments that are effective on or after June 1, 2018 to determine the impact to the Fund.

I. NEW ACCOUNTING PRONOUNCEMENT

In December 2016, FASB released accounting standards update ("ASU") 2016-19 that makes technical changes to various sections of the ASC, including Topic 820, Fair Value Measurement. The changes to Topic 820 are intended to clarify the difference between a valuation approach and a valuation technique. The changes to ASC 820-10-50-2 require a reporting entity to disclose, for Level 2 and Level 3 fair value measurements, a change in either or both a valuation approach and a valuation technique and the reason(s) for the change. The changes to Topic 820 are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2016. At this time, management is evaluating the implications of the ASU and has not yet determined its impact on the financial statements and disclosures.

3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 0.85% of the Fund's average daily net assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.

Stonebridge, a majority-owned affiliate of First Trust, serves as the Fund's sub-advisor and manages the Fund's portfolio subject to First Trust's supervision. The Sub-Advisor receives a monthly portfolio management fee calculated at an annual rate of 0.425% of average daily net assets that is paid by First Trust out of its investment advisory fee.

First Trust Capital Partners, LLC, an affiliate of First Trust, owns, through a wholly-owned subsidiary, a 51% ownership interest in Stonebridge.

Brown Brothers Harriman & Co. ("BBH") serves as the Fund's administrator, fund accountant and custodian in accordance with certain fee arrangements. As administrator and fund accountant, BBH is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund's books of account, records of the Fund's securities transactions, and certain other books and records. As custodian, BBH is responsible for custody of the Fund's assets.

Computershare, Inc. serves as the Fund's transfer agent in accordance with certain fee arrangements. As transfer agent, Computershare, Inc. is responsible for maintaining shareholder records for the Fund.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

        FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
                                OCTOBER 31, 2017


Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Fund for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

For the year ended October 31, 2017, the cost of purchases and proceeds from sales of investments, excluding short-term investments for the Fund, were $701,452,060 and $659,180,983, respectively.

                           5. DERIVATIVE TRANSACTIONS

The following table presents the types of derivatives held by the Fund at October 31, 2017, the primary underlying risk exposure and the location of these instruments as presented on the Statement of Assets and Liabilities.

                                                      ASSET DERIVATIVES                       LIABILITY DERIVATIVES
                                          -----------------------------------------   --------------------------------------
    DERIVATIVE              RISK            STATEMENT OF ASSETS AND                   STATEMENT OF ASSETS AND
   INSTRUMENTS            EXPOSURE           LIABILITIES LOCATION          VALUE        LIABILITIES LOCATION        VALUE
------------------   ------------------   ---------------------------   -----------   ------------------------   -----------
Interest Rate Swap
   Agreement         Interest Rate Risk   Swap Contracts, at Value      $ 3,460,851   Swap Contracts, at Value   $        --

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended October 31, 2017, on derivative instruments as well as the primary underlying risk exposure associated with each instrument.

STATEMENT OF OPERATIONS LOCATION
-------------------------------------------------------------------------------------------
INTEREST RATE RISK
Net realized gain (loss) on swaps contracts..................................  $ (1,428,971)
Net change in unrealized appreciation (depreciation) on swaps contracts......     8,375,937

The average volume of interest rates swaps held was $165,000,000 for the year ended October 31, 2017.

The Fund does not have the right to offset financial assets and financial liabilities related to swap contracts on the Statement of Assets and Liabilities.

                                 6. BORROWINGS

The Fund entered into a credit agreement with The Bank of Nova Scotia that has a maximum commitment amount of $725,000,000.

The borrowing rate under the facility is equal to the 1-month LIBOR plus 75 basis points. In addition, under the facility, the Fund pays a commitment fee of 0.15% on the undrawn amount of such facility on any date that the loan balance is less than 50% of the total commitment amount. The average amount outstanding between November 1, 2016 and October 31, 2017, was $656,712,329 with a weighted average interest rate of 1.74%. As of October 31, 2017, the Fund had outstanding borrowings of $680,000,000, which approximates fair value, under this committed facility agreement. The borrowings are categorized as Level 2 within the fair value hierarchy. The high and low annual interest rates for the year ended October 31, 2017, were 1.99% and 1.28%, respectively. The interest rate at October 31, 2017, was 1.99%.

                               7. INDEMNIFICATION

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined there were no subsequent events requiring recognition or disclosure in the financial statements.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND:

We have audited the accompanying statement of assets and liabilities of First Trust Intermediate Duration Preferred & Income Fund (the "Fund"), including the portfolio of investments, as of October 31, 2017, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the Fund's custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First Trust Intermediate Duration Preferred & Income Fund as of October 31, 2017, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Chicago, Illinois
December 20, 2017

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

        FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
                          OCTOBER 31, 2017 (UNAUDITED)


                           DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by Computershare Trust Company, N.A. (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

      (1) If Common Shares are trading at or above net asset value ("NAV") at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or
            (ii) 95% of the market price on that date.


      (2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing Computershare, Inc., P.O. Box 505000, Louisville, KY 40233-5000.


--------------------------------------------------------------------------------

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website located at http://www.sec.gov.

                               PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Qs are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

        FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
                          OCTOBER 31, 2017 (UNAUDITED)


                         NYSE CERTIFICATION INFORMATION

In accordance with Section 303A-12 of the New York Stock Exchange ("NYSE") Listed Company Manual, the Fund's President has certified to the NYSE that, as of May 1, 2017, he was not aware of any violation by the Fund of NYSE corporate governance listing standards. In addition, the Fund's reports to the SEC on Forms N-CSR, N-CSRS and N-Q contain certifications by the Fund's principal executive officer and principal financial officer that relate to the Fund's public disclosure in such reports and are required by Rule 30a-2 under the 1940 Act.

                SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

The Fund held its annual Meeting of Shareholders ("Annual Meeting") on April 24, 2017. At the Annual Meeting, Robert F. Keith was elected by the Common Shareholders of the First Trust Intermediate Duration Preferred & Income Fund as the Class I Trustee for a three-year term expiring at the Fund's annual meeting of shareholders in 2020. The number of votes cast in favor of Mr. Keith was 50,473,755, the number of votes withheld was 803,652 and the number of broker non-votes was 9,488,590. James A. Bowen, Niel B. Nielson, Richard E. Erickson and Thomas R. Kadlec are the other current and continuing Trustees.

                            FEDERAL TAX INFORMATION

For the taxable year ended October 31, 2017, the following percentages of income dividends paid by the Fund qualify for the dividends received deduction available to corporations:

                         Dividends Received Deduction
                         -----------------------------
                                    30.17%

For the taxable year ended October 31, 2017, the following percentage of income dividends paid by the Fund is hereby designated as qualified divided income:

                           Qualified Dividend Income
                         -----------------------------
                                    71.33%


                              RISK CONSIDERATIONS

Risks are inherent in all investing. The following summarizes some, but not all, of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund's prospectus and statement of additional information, as well as other Fund regulatory filings.

INVESTMENT AND MARKET RISK: An investment in the Fund's common shares ("Common Shares") is subject to investment risk, including the possible loss of the entire principal invested. Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends and distributions. The Fund utilizes leverage, which magnifies investment risk.

PREFERRED/HYBRID PREFERRED AND DEBT SECURITIES RISK: Preferred/hybrid preferred and debt securities in which the Fund invests are subject to various risks, including credit risk, interest rate risk, call/prepayment risk and reinvestment risk, as described below. In addition, preferred and hybrid preferred securities are subject to certain other risks, including deferral and omission risk, subordination risk, limited voting rights risk and special redemption rights risk.

CREDIT AND BELOW INVESTMENT GRADE SECURITIES RISK: The Fund is subject to credit risk, which is the risk that an issuer of a security may be unable or unwilling to make dividend, interest and principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability or willingness to make such payments. Credit risk may be heightened for the Fund because it invests in below investment grade securities, which involve greater risks than investment grade securities, including the possibility of dividend or interest deferral, default or bankruptcy.

LEVERAGE RISK: The use of leverage by the Fund can magnify the effect of any losses. If the income and gains from the securities and investments purchased with leverage proceeds do not cover the cost of leverage, the return to the Common Shares will be less than if leverage had not been used. Moreover, leverage involves risks and special considerations for holders of Common Shares including the likelihood of greater volatility of net asset value and market price of the Common Shares than a comparable portfolio without leverage, and the risk that fluctuations in interest rates on reverse repurchase agreements, borrowings and short-term debt or in the dividend rates on any preferred shares of the Fund that the Fund may pay will reduce the return to the holders of Common Shares or will result in fluctuations in the dividends paid on the Common Shares. There is no assurance that a leveraging strategy will be successful. Although the Fund seeks to maintain a duration, under normal market circumstances, excluding the effects of leverage, of between three and eight years, if the effect of the Fund's use of leverage was included in calculating duration, it could result in a longer duration for the Fund.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

        FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
                          OCTOBER 31, 2017 (UNAUDITED)


CALL/PREPAYMENT AND REINVESTMENT RISK: If an issuer of a security exercises an option to redeem its issue at par or prepay principal earlier than scheduled, the Fund may be forced to reinvest in lower yielding securities. A decline in income could affect the Common Shares' market price or the overall return of the Fund.

DURATION RISK: The Fund seeks to maintain, under normal market conditions, a duration, excluding the effects of leverage, of between three and eight years. Various techniques may be used to shorten or lengthen the Fund's duration. Securities with longer durations tend to be more sensitive to interest rate (or yield) changes than securities with shorter durations. The duration of a security will be expected to change over time with changes in market factors and time to maturity.

RISKS OF CONCENTRATION IN THE FINANCIALS SECTOR: Because the Fund invests 25% or more of its managed assets in the financial sector, it will be more susceptible to adverse economic or regulatory occurrences affecting this sector, such as changes in interest rates, loan concentration and competition.

INTEREST RATE RISK: The Fund is subject to interest rate risk, which is the risk that the preferred and debt securities in which the Fund invests will decline in value because of rising market interest rates.

FLOATING RATE AND FIXED-TO-FLOATING RATE SECURITIES RISK: The market value of floating rate and fixed-to-floating rate securities may fall in a declining interest rate environment and may also fall in a rising interest rate environment if there is a lag between the rise in interest rates and the interest rate reset. A secondary risk associated with declining interest rates is the risk that income earned by the Fund on floating rate and fixed-to-floating rate securities may decline due to lower coupon payments on floating-rate securities.

CONVERTIBLE SECURITIES/CONTINGENT CONVERTIBLE SECURITIES RISK: The market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock.

Contingent convertible securities ("CoCos") provide for mandatory conversion into common stock of the issuer under certain circumstances. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero; and conversion would deepen the subordination of the investor, hence worsening standing in a bankruptcy. In addition, some such instruments have a set stock conversion rate that would cause a reduction in value of the security if the price of the stock is below the conversion price on the conversion date. CoCos may be considered to be high yield securities (a.k.a. "junk" bonds) and, to the extent a CoCo held by the Fund undergoes a write down, the Fund may lose some or all of its original investment in the CoCo. Performance of a CoCo issuer may, in general, be correlated with the performance of other CoCo issuers. As a result, negative information regarding one CoCo issuer may cause a decline in value of other CoCo issuers. Subordinate securities such as CoCos are more likely to experience credit loss than non subordinate securities of the same issuer - even if the CoCos do not convert to equity securities. Any losses incurred by subordinate securities, such as CoCos, are likely to be proportionately greater than non-subordinate securities and any recovery of principal and interest of subordinate may take more time. As a result, any perceived decline in credit worthiness of a CoCo issuer is likely to have a greater impact on the CoCo, as a subordinate security.

FOREIGN (NON-U.S.) SECURITIES RISK: Investing in securities of non-U.S. issuers may involve certain risks not typically associated with investing in securities of U.S. issuers. These risks include: (i) there may be less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) non-U.S. markets may be smaller, less liquid and more volatile than the U.S. market; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund's investments; (iv) the economies of non U.S. countries may grow at slower rates than expected or may experience a downturn or recession;
(v) the impact of economic, political, social or diplomatic events; (vi) certain non-U.S. countries may impose restrictions on the ability of non U.S. issuers to make payments of principal and interest to investors located in the United States due to blockage of non-U.S. currency exchanges or otherwise; and (vii) withholding and other non-U.S. taxes may decrease the Fund's return.

ILLIQUID AND RESTRICTED SECURITIES RISK: The Fund may invest up to 25% of its Managed Assets in illiquid securities and may able invest, without limit, in unregistered or otherwise restricted securities. Investment of the Fund's assets in illiquid and restricted securities may restrict the Fund's ability to take advantage of market opportunities. Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Illiquid and restricted securities are also more difficult to value, especially in challenging markets. The risks associated with illiquid and restricted securities may be particularly acute in situations in which the Fund's operations require cash and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid or restricted securities.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

        FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
                          OCTOBER 31, 2017 (UNAUDITED)


                      ADVISORY AND SUB-ADVISORY AGREEMENTS

BOARD CONSIDERATIONS REGARDING APPROVAL OF CONTINUATION OF INVESTMENT MANAGEMENT AND INVESTMENT SUB-ADVISORY AGREEMENTS

The Board of Trustees of First Trust Intermediate Duration Preferred & Income Fund (the "Fund"), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the "Advisory Agreement") between the Fund and First Trust Advisors L.P. (the "Advisor") and the Investment Sub Advisory Agreement (the "Sub Advisory Agreement" and together with the Advisory Agreement, the "Agreements") among the Fund, the Advisor and Stonebridge Advisors LLC (the "Sub-Advisor") for a one-year period ending June 30, 2018 at a meeting held on June 12, 2017. The Board determined that the continuation of the Agreements is in the best interests of the Fund in light of the extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 24, 2017 and June 12, 2017, the Board, including the Independent Trustees, reviewed materials provided by the Advisor and the Sub-Advisor responding to requests for information from counsel to the Independent Trustees that, among other things, outlined the services provided by the Advisor and the Sub-Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the advisory fee rate payable by the Fund and the sub-advisory fee rate as compared to fees charged to a peer group of funds compiled by Management Practice, Inc. ("MPI"), an independent source (the "MPI Peer Group"), and as compared to fees charged to other clients of the Advisor and the Sub-Advisor; expenses of the Fund as compared to expense ratios of the funds in the MPI Peer Group; performance information for the Fund; the nature of expenses incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Advisor and the Sub-Advisor; any fall out benefits to the Advisor and its affiliate, First Trust Capital Partners, LLC ("FTCP"), and the Sub-Advisor; and information on the Advisor's and the Sub-Advisor's compliance programs. The Board reviewed initial materials with the Advisor at the meeting held on April 24, 2017, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the Sub-Advisor. Following the April meeting, independent legal counsel on behalf of the Independent Trustees requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and independent legal counsel held prior to the June 12, 2017 meeting, as well as at the meeting held that day. The Board applied its business judgment to determine whether the arrangements between the Fund and the Advisor and among the Fund, the Advisor and the Sub-Advisor continue to be reasonable business arrangements from the Fund's perspective as well as from the perspective of shareholders. The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor and the Sub-Advisor manage the Fund.

In reviewing the Agreements, the Board considered the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor under the Agreements. With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Fund and reviewed all of the services provided by the Advisor to the Fund, including the oversight of the Sub-Advisor, as well as the background and experience of the persons responsible for such services. The Board noted that the Advisor oversees the Sub-Advisor's day-to-day management of the Fund's investments, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor's, the Sub-Advisor's and the Fund's compliance with the 1940 Act, as well as the Fund's compliance with its investment objectives and policies. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund. Finally, as part of the Board's consideration of the Advisor's services, the Advisor, in its written materials and at the April 24, 2017 meeting, described to the Board the scope of its ongoing investment in additional infrastructure and personnel to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex. With respect to the Sub-Advisory Agreement, the Board reviewed the materials provided by the Sub-Advisor and considered the services that the Sub-Advisor provides to the Fund, including the Sub-Advisor's day-to-day management of the Fund's investments. In considering the Sub-Advisor's management of the Fund, the Board noted the background and experience of the Sub-Advisor's portfolio management team and the Board's prior meetings with members of the portfolio management team. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed the Fund consistent with its investment objectives and policies.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

        FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
                          OCTOBER 31, 2017 (UNAUDITED)


The Board considered the advisory and sub-advisory fee rates payable under the Agreements for the services provided. The Board noted that the sub-advisory fee is paid by the Advisor from its advisory fee. The Board received and reviewed information showing the advisory fee rates and expense ratios of the peer funds in the MPI Peer Group, as well as advisory fee rates charged by the Advisor and the Sub-Advisor to other fund and non-fund clients, as applicable. With respect to the MPI Peer Group, the Board discussed with representatives of the Advisor how the MPI Peer Group was assembled and limitations in creating a relevant peer group for the Fund, including that (i) the Fund is unique in its composition, which makes assembling peers with similar strategies and asset mix difficult;
(ii) peer funds may use different amounts and types of leverage with different costs associated with them; (iii) only half of the peer funds employ an advisor/sub-advisor management structure and none of the peer funds employs an advisor/sub-advisor management structure with an unaffiliated sub-advisor; and
(iv) some of the peer funds are part of a larger fund complex that may allow for additional economies of scale. The Board took these limitations into account in considering the peer data, and noted that the advisory fee rate payable by the Fund, based on average managed assets, was above the median of the MPI Peer Group. With respect to fees charged to other clients, the Board considered differences between the Fund and other clients that limited their comparability. In considering the advisory fee rate overall, the Board also considered the Advisor's statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor's description of its long-term commitment to the Fund.

The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund's performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor and Sub-Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund's performance. The Board received and reviewed information comparing the Fund's performance for periods ended December 31, 2016 to the performance of the MPI Peer Group and to a blended benchmark index. In reviewing the Fund's performance as compared to the performance of the MPI Peer Group, the Board took into account the limitations described above with respect to creating a relevant peer group for the Fund. Based on the information provided on net asset value performance, the Board noted that the Fund outperformed the MPI Peer Group average for the one-year period and was at the MPI Peer Group average for the three-year period ended December 31, 2016. The Board also noted that the Fund outperformed the blended benchmark index for the one- and three-year periods ended December 31, 2016. In addition, the Board considered information provided by the Advisor on the impact of leverage on the Fund's returns. The Board also received information on the Fund's annual distribution rate as of December 31, 2016 and the Fund's average trading discount during 2016 and comparable information for the peer group.

On the basis of all the information provided on the fees, expenses and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the advisory and sub advisory fees continue to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor and the Sub Advisor to the Fund under the Agreements.

The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund and noted the Advisor's statement that it expects its expenses to increase over the next twelve months as the Advisor continues to make investments in personnel and infrastructure. The Board determined that due to the Fund's closed-end structure, the potential for realization of economies of scale as Fund assets grow was not a material factor to be considered. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2016 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor's profitability level for the Fund was not unreasonable. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Fund. The Board considered the ownership interest of FTCP in the Sub-Advisor and potential fall-out benefits to the Advisor from such ownership interest. The Board noted that in addition to the advisory fees paid by the Fund, the Advisor is compensated for fund reporting services pursuant to a separate Fund Reporting Services Agreement. The Board concluded that the character and amount of potential fall-out benefits to the Advisor were not unreasonable.

The Board considered the Sub Advisor's expenses in providing investment services to the Fund and noted the Sub-Advisor's recent hiring of additional personnel to work on the Fund and commitment to add additional resources if assets increase. The Board did not review the profitability of the Sub-Advisor with respect to the Fund. The Board noted that the Advisor pays the Sub-Advisor from its advisory fee and its understanding that the Fund's sub-advisory fee rate was the product of an arm's length negotiation. The Board concluded that the profitability analysis for the Advisor was more relevant. The Board considered fall-out benefits that may be realized by the Sub-Advisor from its relationship with the Fund, including potential fall-out benefits to the Sub-Advisor from the ownership interest of FTCP in the Sub-Advisor. The Board noted that the Sub-Advisor does not maintain any soft-dollar arrangements. The Board concluded that the character and amount of potential fall-out benefits to the Sub-Advisor were not unreasonable.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

        FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
                          OCTOBER 31, 2017 (UNAUDITED)

                                                                                                  NUMBER OF            OTHER
                                                                                                PORTFOLIOS IN     TRUSTEESHIPS OR
                                                                                               THE FIRST TRUST     DIRECTORSHIPS
       NAME, ADDRESS,            TERM OF OFFICE                                                 FUND COMPLEX      HELD BY TRUSTEE
      DATE OF BIRTH AND           AND LENGTH OF              PRINCIPAL OCCUPATIONS               OVERSEEN BY        DURING PAST
   POSITION WITH THE FUND          SERVICE (2)                DURING PAST 5 YEARS                  TRUSTEE            5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee    o Three-Year Term   Physician; Officer, Wheaton Orthopedics;         151        None
c/o First Trust Advisors L.P.                       Limited Partner, Gundersen Real Estate
120 E. Liberty Drive,           o Since Fund        Limited Partnership (June 1992 to
  Suite 400                       Inception         December 2016); Member, Sportsmed
Wheaton, IL 60187                                   LLC (April 2007 to November 2015)
D.O.B.: 04/51


Thomas R. Kadlec, Trustee       o Three-Year Term   President, ADM Investor Services, Inc.           151        Director of ADM
c/o First Trust Advisors L.P.                       (Futures Commission Merchant)                               Investor Services,
120 E. Liberty Drive,           o Since Fund                                                                    Inc., ADM
  Suite 400                       Inception                                                                     Investor Services
Wheaton, IL 60187                                                                                               International,
D.O.B.: 11/57                                                                                                   Futures Industry
                                                                                                                Association, and
                                                                                                                National Futures
                                                                                                                Association

Robert F. Keith, Trustee        o Three-Year Term   President, Hibs Enterprises (Financial           151        Director of Trust
c/o First Trust Advisors L.P.                       and Management Consulting)                                  Company of
120 E. Liberty Drive,           o Since Fund                                                                    Illinois
  Suite 400                       Inception
Wheaton, IL 60187
D.O.B.: 11/56


Niel B. Nielson, Trustee        o Three-Year Term   Managing Director and Chief Operating            151        Director of
c/o First Trust Advisors L.P.                       Officer (January 2015 to Present),                          Covenant
120 E. Liberty Drive,           o Since Fund        Pelita Harapan Education Foundation                         Transport Inc.
  Suite 400                       Inception         (Educational Products and Services);                        (May 2003 to
Wheaton, IL 60187                                   President and Chief Executive Officer                       May 2014)
D.O.B.: 03/54                                       (June 2012 to September 2014), Servant
                                                    Interactive LLC (Educational Products and
                                                    Services); Dew Learning LLC (Educational
                                                    Products and Services), President (June
                                                    2002 to June 2012), Covenant College

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen(1), Trustee      o Three Year Term   Chief Executive Officer, First Trust             151        None
and Chairman of the Board                           Advisors L.P. and First Trust Portfolios
120 E. Liberty Drive,           o Since Fund        L.P.; Chairman of the Board of Directors,
  Suite 400                       Inception         BondWave LLC (Software Development
Wheaton, IL 60187                                   Company, and Stonebridge Advisors LLC
D.O.B.: 09/55                                       (Investment Advisor)


-----------------------------

(1) Mr. Bowen is deemed an "interested person" of the Fund due to his position as CEO of First Trust Advisors L.P., investment advisor of the Fund.

(2) Currently, Robert F. Keith, as a Class I Trustee, is serving as a trustee until the Fund's 2020 annual meeting of shareholders. Richard E. Erickson and Thomas R. Kadlec, as Class II Trustees, are serving as trustees until the Fund's 2018 annual meeting of shareholders. James A. Bowen and Niel B. Nielson, as Class III Trustees, are serving as trustees until the Fund's 2019 annual meeting of shareholders.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

        FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
                          OCTOBER 31, 2017 (UNAUDITED)

    NAME, ADDRESS       POSITION AND OFFICES    TERM OF OFFICE AND                        PRINCIPAL OCCUPATIONS
  AND DATE OF BIRTH          WITH FUND          LENGTH OF SERVICE                          DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                            OFFICERS(3)
------------------------------------------------------------------------------------------------------------------------------------
James M. Dykas          President and Chief    o Indefinite Term      Managing Director and Chief Financial Officer
120 E. Liberty Drive,   Executive Officer                             (January 2016 to Present), Controller (January
  Suite 400                                    o Since January 2016   2011 to January 2016), Senior Vice President
Wheaton, IL 60187                                                     (April 2007 to January 2016), First Trust Advisors
D.O.B.: 01/66                                                         L.P. and First Trust Portfolios L.P.; Chief Financial
                                                                      Officer (January 2016 to Present), Bondwave LLC
                                                                      (Software Development Company) (January 2016
                                                                      to Present) and Stonebridge Advisors LLC
                                                                      (Investment Advisor)

Donald P. Swade         Treasurer, Chief       o Indefinite Term      Senior Vice President (July 2016 to Present), Vice
120 E. Liberty Drive,   Financial Officer                             President (April 2012 to July 2016), First Trust
  Suite 400             and Chief Accounting   o Since January 2016   Advisors L.P. and First Trust Portfolios L.P.
Wheaton, IL 60187       Officer
D.O.B.: 08/72


W. Scott Jardine        Secretary and Chief    o Indefinite Term      General Counsel, First Trust Advisors L.P. and
120 E. Liberty Drive,   Legal Officer                                 First Trust Portfolios L.P.; Secretary and General
  Suite 400                                    o Since Fund           Counsel, BondWave LLC; Secretary of
Wheaton, IL 60187                                Inception            Stonebridge Advisors LLC
D.O.B.: 05/60


Daniel J. Lindquist     Vice President         o Indefinite Term      Managing Director,  First Trust Advisors L.P.
120 E. Liberty Drive,                                                 and First Trust Portfolios L.P.
  Suite 400                                    o Since Fund
Wheaton, IL 60187                                Inception
D.O.B: 02/70


Kristi A. Maher         Chief Compliance       o Indefinite Term      Deputy General Counsel, First Trust Advisors L.P.
120 E. Liberty Drive,   Officer and                                   and First Trust Portfolios L.P.
  Suite 400             Assistant Secretary    o Since Fund
Wheaton, IL 60187                                Inception
D.O.B.: 12/66


-----------------------------

(3) Officers of the Fund have an indefinite term. The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

        FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
                          OCTOBER 31, 2017 (UNAUDITED)


PRIVACY POLICY

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

      o Information about your transactions with us, our affiliates or others;

      o Information we receive from your inquiries by mail, e-mail or telephone; and

      o Information we collect on our website through the use of "cookies". For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.

USE OF WEB ANALYTICS

We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust's website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust's website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).


May 2017

FIRST TRUST

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL  60187

INVESTMENT SUB-ADVISOR
Stonebridge Advisors LLC
10 Westport Road
Suite C101
Wilton, CT 06897

ADMINISTRATOR,
FUND ACCOUNTANT &
CUSTODIAN
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110

TRANSFER AGENT
Computershare, Inc.
P.O. Box 505000
Louisville, KY 40233-5000

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603


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[BLANK BACK COVER]


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ITEM 2. CODE OF ETHICS.

(a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the Registrant's board of trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees (Registrant) -- The aggregate fees billed for the last fiscal year for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $28,000 for the fiscal year ended October 31, 2016 and $28,000 for the fiscal year ended October 31, 2017.

(b) Audit-Related Fees (Registrant) -- The aggregate fees billed in the last fiscal year for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2016 and $0 for the fiscal year ended October 31, 2017.

      Audit-Related Fees (Investment Advisor) -- The aggregate fees billed in the last fiscal year for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph
      (a) of this Item were $0 for the fiscal year ended October 31, 2016 and $0 for the fiscal year ended October 31, 2017.

      Audit-Related Fees (Investment Sub-Advisor) -- The aggregate fees billed in the last fiscal year for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2016 and $0 for the fiscal year ended October 31, 2017.

(c) Tax Fees (Registrant) -- The aggregate fees billed in the last fiscal year for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $5,200 for the fiscal year ended October 31, 2016 and $5,200 for the fiscal year ended October 31, 2017. These fees were for tax return preparation.

      Tax Fees (Investment Advisor) -- The aggregate fees billed in the last fiscal year for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $0 for the fiscal year ended October 31, 2016 and $0 for the fiscal year ended October 31, 2017.

      Tax Fees (Investment Sub-Advisor) -- The aggregate fees billed in the last fiscal year for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $0 for the fiscal year ended October 31, 2016 and $0 for the fiscal year ended October 31, 2017.

(d) All Other Fees (Registrant) -- The aggregate fees billed in the last fiscal year for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended October 31, 2016 and $0 for the fiscal year ended October 31, 2017.

      All Other Fees (Investment Adviser) The aggregate fees billed in the last fiscal year for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended October 31, 2016 and $0 for the fiscal year ended October 31, 2017.

      All Other Fees (Investment Sub-Adviser) The aggregate fees billed in the last fiscal year for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended October 31, 2016 and $0 for the fiscal year ended October 31, 2017.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

      Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the "Committee") is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

      The Committee is also responsible for the pre-approval of the independent auditor's engagements for non-audit services with the registrant's adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant's adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor's independence.

(e)(2) The percentage of services described in each of paragraphs (b) through
      (d) for the registrant and the registrant's investment adviser of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(c) or paragraph
      (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

                          (b)  0%
                          (c)  0%
                          (d)  0%

(f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal year ended October 31, 2016 were $5,200 for the registrant, $13,000 for the registrant's investment adviser and $3,000 for the registrant's investment sub-adviser and for the registrant's fiscal year ended October 31, 2017 were $5,200 for the registrant, $44,000 for the registrant's investment adviser and $3,000 for the registrant's investment sub-adviser.

(h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) The Registrant has a separately designated audit committee consisting of all the independent directors of the registrant. The members of the audit committee are: Thomas R. Kadlec, Niel B. Nielson, Richard E. Erickson and Robert F. Keith.

ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(A)(1) IDENTIFICATION OF PORTFOLIO MANAGERS OR MANAGEMENT TEAM MEMBERS AND DESCRIPTION OF ROLE OF PORTFOLIO MANAGERS OR MANAGEMENT TEAM MEMBERS

Information provided as of December 15, 2017.

Stonebridge Advisors LLC is a registered investment advisor based in Wilton, Connecticut. Stonebridge specializes in the management of preferred securities and North American equity income securities.

Scott T. Fleming, President and CIO of Stonebridge Advisors LLC Mr. Fleming leads the Investment Team at Stonebridge, and oversees and takes lead role over Investment Team decisions. Prior to founding Stonebridge, Mr. Fleming co-founded Spectrum Asset Management, Inc., an investment advisor that specializes in preferred securities asset management for institutional clients and mutual funds. During his 13-year tenure there, he served as Chairman of the Board of Directors, Chief Financial Officer and Chief Investment Officer. Under his leadership, Spectrum grew to be the largest preferred securities manager in the country. As Chief Investment Officer at Spectrum, Mr. Fleming established and implemented custom investment strategies for the firm's clients. In this capacity he was instrumental in growing assets under management to over $2 billion by consistently outperforming stated benchmarks by solid margins. Mr. Fleming previously served as Vice President, Portfolio Manager for DBL Preferred Management, Inc. in New York City. There he managed over $300 million of institutional assets with a strategy specializing in preferred securities. Mr. Fleming received a BS in Accounting from Bentley College in Waltham, MA and his MBA in Finance from Babson College in Wellesley, MA.

Robert Wolf, Senior Vice President and Senior Portfolio Manager

Mr. Wolf is a member of the firm's Investment Committee and oversees investment strategies and portfolio management activities across funds and separately managed accounts. He analyzes both investment grade and non-investment grade securities and makes security recommendations. Mr. Wolf brings 16 years of fixed-income experience to Stonebridge in both portfolio management and credit research. Prior to joining Stonebridge in 2006, Mr. Wolf was a high-yield fixed-income research analyst at Lehman Brothers. In this role, his responsibilities included detailed credit analysis across multiple sectors, relative value analysis, and developing trade recommendations for Lehman's High-Yield proprietary trading effort. Mr. Wolf previously worked for Lehman Brothers Commercial Mortgage-Backed Securities (CMBS) trading desk as a credit analyst where he provided in-depth analysis of CMBS transactions and the underlying Commercial Real Estate. Mr. Wolf received his B.S. degree in Chemistry from Villanova University in 1999 and his MBA in Finance from the New York University Stern School of Business in 2004.

Danielle Salters, Portfolio Manager and Credit Analyst

Ms. Salters is a member of the firm's Investment Committee and manages investment strategies in funds and separately managed accounts. She is also a trader and makes trade recommendations for the firm. Ms. Salters has eight years of investment management experience of which seven years have been focused on fixed-income. Previous functions have included fundamental credit research, relative value analysis and trading. Prior to beginning at Stonebridge, Ms. Salters was Portfolio Analyst at a boutique asset manager where she focused on high-yield credit analysis and portfolio analytics for a hedge fund and institutional client. Previously, Ms. Salters was employed by UBS Financial Services, Inc., where she worked in Taxable Fixed-Income Sales and, later, served as the Fixed-Income Specialist to a Portfolio Manager. Ms. Salters received her A.B. in economics from Duke University in 2007.

(A)(2) OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS OR MANAGEMENT TEAM MEMBER AND POTENTIAL CONFLICTS OF INTEREST

Information provided as of October 31, 2017.

                                                                                                    # of Accounts     Total Assets
                                                                         Total                    Managed for which     for which
                                                                                                   Advisory Fee is    Advisory Fee
Name of Portfolio Manager or                                         # of Accounts                    Based on         is Based on
         Team Member                    Type of Accounts*               Managed     Total Assets     Performance       Performance
-----------------------------    --------------------------------    -------------  ------------   ---------------    -------------
     1. Scott T. Fleming         Registered Investment Companies           5         $3.319 Bil           0                 0
                                 Other Pooled Investment Vehicles          0             $0               0                 0
                                 Other Accounts                          4746        $1.482 Bil           0                 0

     2. Robert Wolf              Registered Investment Companies           5         $3.319 Bil           0                 0
                                 Other Pooled Investment Vehicles          0             $0               0                 0
                                 Other Accounts                          4746        $1.482 Bil           0                 0

     3. Danielle Salters         Registered Investment Companies           5         $3.319 Bil           0                 0
                                 Other Pooled Investment Vehicles          0             $0               0                 0
                                 Other Accounts                          4746        $1.482 Bil           0                 0


PORTFOLIO MANAGER POTENTIAL CONFLICTS OF INTERESTS

Potential conflicts of interest may arise when a fund's portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio managers of the Fund.

Stonebridge Advisors LLC's ("Stonebridge") Preferred Securities investment style is consistent across all of its managed accounts. Stonebridge is not aware of any material conflicts of interest between its separately managed accounts and the Fund. In the case where Stonebridge does block trades that involve the Fund and other accounts, Stonebridge follows its trade allocation policy and handles the trade in a fair and equitable manner.

(A)(3) COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS OR MANAGEMENT TEAM MEMBERS PORTFOLIO MANAGER COMPENSATION

Information provided as of October 31, 2017.

Annual salary plus mid-year and year-end discretionary bonus based on firm profitability, investment performance and servicing clients, fit with the team, employee value to firm success, employee commitment, work ethic and effectiveness, and work above and beyond what is expected. Stonebridge employees receive also receive medical benefits and participate in the firm's 401(k) plan.

(A)(4) DISCLOSURE OF SECURITIES OWNERSHIP


Information provided as of October 31, 2017.

                             Dollar Range of Fund Shares
      Name                       Beneficially Owned

      Scott T. Fleming            $100,001-500,000
      Robert Wolf                    $1-$100,000
      Danielle Salters                   $0

(B)      Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)  First Trust Intermediate Duration Preferred & Income Fund
             -----------------------------------------------------------

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: December 21. 2017
     -------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: December 21. 2017
     -------------------

By (Signature and Title)*               /s/ Donald P. Swade
                                        ----------------------------------------
                                        Donald P. Swade, Treasurer,
                                        Chief Financial Officer and
                                        Chief Accounting Officer
                                        (principal financial officer)

Date: December 21. 2017
     -------------------

* Print the name and title of each signing officer under his or her signature.